                                                                    EXHIBIT 99.7


March 12, 1999

Moody's Investor Service
ABS Monitoring - Fourth Floor
99 Church Street
New York, NY 10007

                          UNIVERSAL CARD SERVICES CORP.

         The undersigned, a duly authorized representative of Universal Card Services Corp., as Servicer ("UCS"), pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 24, 1998 (as amended and supplemented, the "Agreement"), among Universal Bank, N.A., as Transferor, UCS, and Bankers Trust Company, as Trustee, does hereby certify that:

         1. UCS is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

         2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

         3. A review of the activities of the Servicer during the year ended December 31, 1998, and of its performance under the Agreement was conducted under my supervision.

         4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the date first written above.

                              UNIVERSAL CARD SERVICES CORP., Servicer,

                              By  /s/Thomas Donahue
                                  -----------------------
                                  Thomas Donahue
                                  Treasurer

March 12, 1999

Fitch IBCA, Inc.
One State Street Plaza
New York, NY 10004

                          UNIVERSAL CARD SERVICES CORP.

         The undersigned, a duly authorized representative of Universal Card Services Corp., as Servicer ("UCS"), pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 24, 1998 (as amended and supplemented, the "Agreement"), among Universal Bank, N.A., as Transferor, UCS, and Bankers Trust Company, as Trustee, does hereby certify that:

         1. UCS is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

         2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

         3. A review of the activities of the Servicer during the year ended December 31, 1998, and of its performance under the Agreement was conducted under my supervision.

         4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the date first written above.

                              UNIVERSAL CARD SERVICES CORP., Servicer,

                              By  /s/Thomas Donahue
                                  -----------------------
                                       Thomas Donahue
                                       Treasurer

March 12, 1999

Standard & Poor's Corporation
ABS Surveillance: Credit Cards
26 Broadway, 10th Floor
New York, NY 13004

                          UNIVERSAL CARD SERVICES CORP.

         The undersigned, a duly authorized representative of Universal Card Services Corp., as Servicer ("UCS"), pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 24, 1998 (as amended and supplemented, the "Agreement"), among Universal Bank, N.A., as Transferor, UCS, and Bankers Trust Company, as Trustee, does hereby certify that:

         1. UCS is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

         2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

         3. A review of the activities of the Servicer during the year ended December 31, 1998, and of its performance under the Agreement was conducted under my supervision.

         4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the date first written above.

                                 UNIVERSAL CARD SERVICES CORP., Servicer,

                                 By  /s/Thomas Donahue
                                     -----------------------
                                          Thomas Donahue
                                          Treasurer

March 12, 1999

Bankers Trust Company
4 Albany Street
10th Floor
New York, NY 10006

                          UNIVERSAL CARD SERVICES CORP.

         The undersigned, a duly authorized representative of Universal Card Services Corp., as Servicer ("UCS"), pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 24, 1998 (as amended and supplemented, the "Agreement"), among Universal Bank, N.A., as Transferor, UCS, and Bankers Trust Company, as Trustee, does hereby certify that:

         1. UCS is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

         2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

         3. A review of the activities of the Servicer during the year ended December 31, 1998, and of its performance under the Agreement was conducted under my supervision.

         4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the date first written above.

                           UNIVERSAL CARD SERVICES CORP., Servicer,

                           By  /s/Thomas Donahue
                               -----------------------
                                    Thomas Donahue
                                    Treasurer